SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 27, 2005
Carriage Services, Inc.
(Exact name of registrant as specified in is charter)

Delaware	1-11961	76-0423828
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
1900 St. James Place, 4th Floor
Houston, Texas 77056
(Address, including zip code, of principal executive offices)
Registrant’s telephone number, including area code:
(713) 332-8400
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
INDEX TO EXHIBITS
Press Release
Company and Investment Profile

     Item 7.01. Regulation FD Disclosure
          On September 27, 2005, the Company issued a press release announcing its Company and Investment Profile dated September 2005. A copy of the press release and the profile issued by the Company are attached hereto as Exhibits 99.1 and 99.2, respectively. The Company and Investment Profile is available on the Company’s website www.carriageservices.com.
          The press release and information in this report are being furnished in accordance with Regulation FD and not “filed” with the Securities and Exchange Commission. Accordingly, the information in this report is not incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, and will not be so incorporated by reference into any future registration statement unless specifically identified as being incorporated by reference.
          The Company and Investment Profile contains non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles, or GAAP. Pursuant to the requirements of Regulation G, the Company provides quantitative reconciliations as well as qualitative information within the Company and Investment Profile and on the Company’s website www.carriageservices.com.
     Item 9.01. Financial Statements and Exhibits.
(c) Exhibits

Item	Description
99.1	Press Release dated September 27, 2005

99.2	Company and Investment Profile dated September 2005

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, Carriage Services, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIAGE SERVICES, INC.

Date: September 27, 2005	By:	/s/ JosephSaporito

Joseph Saporito
Senior Vice President and Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit	Description
99.1	Press Release dated September 27, 2005

99.2	Company and Investment Profile dated September 2005

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